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              [FIRST OF MICHIGAN CAPITAL CORPORATION LETTERHEAD]


                                                               EXHIBIT (10)-(ix)


PERSONAL AND CONFIDENTIAL

                                        November 15, 1996


VIA TELECOPY

Mr. Kenneth C. Eich
President
First of Michigan Corporation
100 Renaissance Center
Detroit, MI  48243

Dear Ken:

        This letter is to confirm the following agreement between First of Michigan Capital Corporation ("FOMCC") and you:

        1. For personal reasons, you resign effective at the close of business today as President and a Director of FOMCC, First Michigan Corporation and all of the other subsidiaries of FOMCC.

        2. FOMCC will pay you next week $100,000, which amount will be in place of all other salary, bonus, severance pay and other compensation and benefits.

        3. FOMCC will continue to include you and your family through March 1997 in its medical and health insurance plan on the same basis as before the date of this letter.

        4. You will give FOMCC immediate possession of any car and apartment which FOMCC has leased on your behalf.

        5. You will cooperate in the transition to a new President to the extent that FOMCC may reasonably request, provided that this cooperation will not require you to travel.


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              [FIRST OF MICHIGAN CAPITAL CORPORATION LETTERHEAD]

Mr. Kenneth C. Eich
November 15, 1996
Page 2

        6. You will not have or make any claims whatsoever against FOMCC and its subsidiaries and the officers, directors, employees and agents of FOMCC and its subsidiaries except as specified in this letter. FOMCC and its subsidiaries will not have or make any claims whatsoever against you, except as specified in this letter.

        If the foregoing is in accordance with your understanding, please sign and return a copy of it to the undersigned, whereupon it will be a binding agreement between FOMCC and you.

        We thank you for the work you have done and wish you the best in your future activities.

                                        Very truly yours,

                                        /s/ Bill

                                        William H. Cuddy
                                        Chairman of the Board,
                                        on behalf of FOMCC

WHC:jab

THE FOREGOING IS ACCEPTED AND AGREED TO:

/s/ Kenneth C. Eich
-----------------------
Kenneth C. Eich